                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant  to  Section
         240.14a-11(c) or Section 240.14a-12

                                   WILTEK INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                     MERRILL
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                             WILTEK, INC.
                          542 WESTPORT AVENUE
                      NORWALK, CONNECTICUT  06851


               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


      The annual meeting of Shareholders of Wiltek, Inc. will be held at the Company's headquarters, 542 Westport Avenue, Norwalk, Connecticut on Thursday, March 28, 1996 at 3:00 P.M., for the following purposes:

1.  The election of four directors to serve until the next Annual
Meeting of Shareholders and until their successors are elected and have qualified.

2. The transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The date fixed by the Board of Directors as the record date for the determination of the shareholders entitled to notice of and to vote at said Annual Meeting or any adjournment or adjournments thereof is the close of business on January 30, 1996.


          By Order of the Board of Directors,



               Boris Frenkiel
               Secretary

Dated:  February 13, 1996


           SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING PERSONALLY, ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO HAVE RETURNED THEIR PROXIES, BUT WHO ATTEND THE MEETING IN PERSON MAY VOTE AT THE MEETING, IF THEY WISH.

                             WILTEK, INC.
                          542 WESTPORT AVENUE
                      NORWALK, CONNECTICUT 06851

                            PROXY STATEMENT

                    ANNUAL MEETING OF SHAREHOLDERS

                            MARCH 28, 1996

                SOLICITATION AND REVOCATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by the Directors of Wiltek, Inc. (the "Corporation") for use at its Annual Meeting of Shareholders, to be held on Thursday, March 28, 1996, and will be mailed to shareholders on or about
February 13, 1996.

The Annual Meeting is called for the purposes of electing directors and conducting such other business as may properly come before the meeting. Any proxy given pursuant to this solicitation may be revoked by the person executing the same by written instruction given to the Secretary of the Corporation at any time prior to its exercise; by filing a later dated proxy with the Secretary; or by revoking same, orally, in open meeting, but mere attendance at the meeting will not effect such a revocation.

Solicitation of proxies by management will be made by mail and may also be made by telephone and personal solicitation by the Corporation's officers, Directors or regular employees, who will receive no remuneration therefor. The cost of such solicitation will be borne by the Corporation. In addition, the Corporation will request banks, brokers or other persons holding shares in their names or the names of their nominees to distribute proxies, proxy material and annual reports to the beneficial owners of such shares, and will reimburse such persons for their reasonable out-of-pocket expenses incurred in making such distribution.

A copy of the Corporation's Annual Report to Shareholders, including its report on Form 10-KSB containing certified financial statements for the fiscal year ended October 31, 1995 and management's discussion and analysis, is included herewith, but is not to be considered as a part of the proxy soliciting materials except for the financial statements and management's discussion and analysis contained therein, which are hereby incorporated herein by reference.

                             VOTING RIGHTS

Only holders of shares of Common Stock of record at the close of business on January 30, 1996, are entitled to vote at the meeting. On that date, there were 3,637,258 shares of Common Stock outstanding and entitled to vote, each such share having one vote. There are no cumulative voting rights. All properly executed proxies received at or prior to the meeting will be voted pursuant to the instructions set forth therein, and, if no instructions are given, will be VOTED FOR ALL management proposals.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 30, 1996, the shares of Common Stock beneficially owned by (a) each beneficial owner of 5% or more of the Common Stock of the Corporation and (b) Management, including: each director and nominee for director; each executive officer named in the Executive Compensation Section and all officers and directors as a group.

------------------------------------------------------------------------
 TITLE OF     NAME AND ADDRESS OF       AMOUNT AND NATURE OF        % OF
   CLASS       BENEFICIAL OWNER         BENEFICIAL OWNERSHIP       CLASS
------------------------------------------------------------------------
COMMON STOCK     JAY W. FITZPATRICK         406,474 (1)(2)(3)(6)   10.9
                 99 Field Point Road,
                 Fairfield, CT  06430
------------------------------------------------------------------------

COMMON STOCK     F. SPENCER POOLEY          263,016 (1)(2)(3)(6)    7.1
                 66 Glen River Rd.,
                 Wilton, CT  06897
------------------------------------------------------------------------

COMMON STOCK     BORIS FRENKIEL             342,460 (1)(2)(4)(6)    9.3
                 241 Catalpa Rd.,
                 Wilton, CT  06897
------------------------------------------------------------------------

COMMON STOCK     GRAEME MACLETCHIE          298,439 (1)(5)(6)       8.1
                 1 Dunham Place
                 Irvington, NY 10533
------------------------------------------------------------------------

COMMON STOCK     All officers and         1,469,489 (6)            36.9
                 directors as a group -
                  (5 Persons)
------------------------------------------------------------------------

(1)  Director and Nominee for Director of the Corporation.
(2)  Officer of the Corporation
(3) Includes 75,000 shares issuable within 60 days upon exercise of employee stock options.
(4) Includes 50,000 shares issuable within 60 days upon exercise of employee stock options.
(5) Includes 5,000 shares owned by his wife, as to which beneficial ownership is disclaimed.
(6) The nature of beneficial ownership of all shares is the sole voting and investment power unless otherwise indicated.

       INFORMATION WITH RESPECT TO NOMINEES FOR ELECTION AS DIRECTORS

The following table sets forth the slate of nominees proposed for election as Directors; the present principal occupation, including position, if any, with the Corporation, of each nominee; his age and his business experience during the past five years. The table below is based in part on information received from the respective nominees and in part from the records of the Corporation. Each of the persons named is an incumbent director previously elected by the shareholders.

     JAY W. FITZPATRICK, 54, has served in the positions as President, Treasurer and Director of the Corporation since 1983 and Chairman of the Board since 1994. On March 6, 1995, due to medical reasons he resigned as President and Treasurer.

      F. SPENCER POOLEY, 55, has served as Vice President of the
Corporation since 1970. He was appointed to Wiltek's Board of Directors in 1994.

      BORIS FRENKIEL, 56, has served as Vice President of the Corporation since 1983. He was appointed to Wiltek's Board of Directors in 1994.

      GRAEME MACLETCHIE, 58, has been Senior Vice President of C. J.. Lawrence Deutsche Bank Securities Corporation from 1970 to 1995, and presently he is a Senior Vice President of Alex Brown & Sons, Inc., an investment securities company. He was appointed to Wiltek's Board of Directors in 1994.

The persons named in the accompanying proxy will, unless proxies are marked otherwise, vote for the election as directors of the four nominees named above. Such nominees, if elected, will hold office until the next
Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. It is not anticipated that any of the nominees will be unavailable to serve as a Director of the Corporation, but if that contingency should arise prior to the election, the persons name in the accompanying proxy, when voting at the meeting, are authorized to substitute another person chosen by the Corporation's Board of Directors.

          INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

There are currently two committees of the Board of Directors, an Audit Committee and a Compensation committee. The Board of Directors does not have a Nominating Committee. The Audit Committee, of which Graeme MacLetchie is the sole member, recommends to the Board of Directors the engagement of the independent accountants and reviews with the independent accountants the scope and results of the audit, the Corporation's internal accounting system and the recommendations of the independent accountants with respect to accounting matters. The Committee met once during fiscal 1995, and again on December 21, 1995. The Compensation Committee, of which Graeme MacLetchie is the sole member, determines executive salary and bonuses. The Committee met once during fiscal 1995.

During the 1995 fiscal year the Board of Directors held four meetings. All of the directors attended 75% or more of the total meetings of the Board of Directors and all Committees of which he or she was a member.

Directors of the Corporation who are not full-time employees receive a fee of $500 per quarter for their services as director, payable in advance, and are entitled to reimbursement of expenses for attendance at meetings. There are no fees payable for attendance at meetings of the Board or its Committees.

                        EXECUTIVE COMPENSATION

The following table sets forth information with respect to cash compensation, paid or accrued by the Corporation for its last three fiscal years each ended October 31, to its executive officers whose aggregate cash and cash equivalent forms of remuneration in fiscal 1995 exceeded $100,000, and for all executive officers as a group.

                          ANNUAL COMPENSATION

                                                        Total Stock
   Name and Principal                      Salary       Holdings as
        Position             Year       (In Dollars)    of 10/31/95

   JAY W. FITZPATRICK        1995         132,600         331,474
  Chairman of the Board      1994         151,400         348,874
                             1993         151,400

    F. SPENCER POOLEY        1995         141,700         188,016
     Vice President          1994         128,200         188,016
                             1993         128,200

     BORIS FRENKIEL          1995         120,600         292,460
     Vice President          1994         116,400         296,960
                             1993         116,400

All Executive Officers as    1995         525,700         862,050
   a Group (5 Persons)       1994         396,000         834,850
                             1993         396,000

50,000 shares of common stock was granted from the 1994 Employee's Stock Option Plan to one of the Executive Officers of the Corporation during the Fiscal Year ended October 31, 1995 and no Executive Officer of the Corporation had any "in the money" options at the end of said Fiscal Year. There are in effect employment agreements with Messrs. Teitelman and Frenkiel providing for employment for one year from December 31, 1995, at an annual base compensation of $110,000 for Mr. Teitelman, and $84,800 for Mr. Frenkiel. The agreement with Mr. Pooley will expire on May 1, 1996, with a total compensation including severance in the amount of $101,492.
These agreements are terminable, but, except for certain circumstances, upon such termination the officer will be entitled to severance payments
equal to  one-half  his last   pertaining  annual  base  compensation  rate.
The employment agreements as in effect during fiscal 1995 did not preclude the payment of bonuses in addition to the specified base
compensation.   A bonus was awarded to David Teitelman of $20,000 in cash and
$21,000 in the company's common stock.

                        EMPLOYEE BENEFIT PLANS

                          401(K) PENSION PLAN

The Wiltek, Inc. 401 (k) Pension Plan, adopted as of November 1, 1985, is available to all employees who have been in the Corporation's employ for six months. Each participant in the plan may elect to contribute up to
15% of his or her compensation pursuant to a Salary Reduction Agreement. Contributions by the one-third most highly compensated participants may be limited to less than 15% in accordance with statutory restrictions of 401 (k) plans. The Corporation may, in its sole discretion, elect to make a matching contribution of up to two-thirds of
                                       5
each  participant's contribution.   No  such  matching contributions have ever
been made by the corporation.  At the Board of Directors'  meeting  held  on
December  21,  1995,  a  10%   matching contribution was approved effective
January 1, 1996. Each participant directs the investment of the contributions for his or her account in shares of one or more of four Phoenix Series funds. Upon retirement or termination of employment, the full value of the shares in such participants' account is paid in cash to the participant in a single lump sum. In the event of the death of a participant, the payment is made to his or her designated beneficiary, if any, who may elect payment to be made in the form of an annuity.

                          STOCK OPTION PLANS

1983 AND 1988 STOCK OPTIONS

An aggregate of 52,000 shares of the Common Stock of the Corporation is reserved for issuance pursuant to the 1983 Stock Option Plan, (the "1983 Plan"), which expired June 8, 1988 and an aggregate of 176,500 shares of the Common Stock of the Corporation is reserved for issuance pursuant to the 1988 Stock Option Plan, (the "1988 Plan"), which expired June 6, 1993. Since both of these plans had expired prior to the commencement of Fiscal 1995, no options were available for grant during the Fiscal Year ending October 31, 1995.

Under both the 1983 and 1988 Plans, the Board of Directors, acting upon the recommendation of the Compensation Committee, composed of Directors not eligible to receive options, granted options for the purchase of shares at an option price not less than the fair market value at date of grant. Upon exercise under either Plan, the full purchase price is to be paid in cash except that, if so authorized in writing in advance by the Committee, payment may also be made in outstanding shares of Wiltek common stock, or a combination of shares and cash.

Options issued under both Plans are either incentive stock options (ISO's) or nonqualified stock options (NQSO's); have option terms of 10 years, or less; and are non-transferable, except by testamentary disposition or the laws of descent and distribution. While NQSO's may be exercised in full or in
part at any time,   ISO's  may  not  be exercised for a period of one year
after the date of grant and expire unless exercised within three months (or in the case of death or disability, one year) following termination of employment. NQSO's expire ten days later than ISO's. Under the 1988 Plan, grants of options to any one employee which first become exercisable in any given calendar year were limited to stock having a fair market value, at the date of grant, of no more than $100,000.00.

              NO STOCK OPTIONS EXERCISED UNDER `83 AND `88 PLANS

No options were exercised by, any officers and/or employees during the three year period ending October 31, 1995. As of October 31, 1995 there were no options outstanding at an exercise price lower than the fair market value of the stock and no options granted by the Corporation have been repriced during the last completed fiscal year.

1994 STOCK OPTIONS

The 1994 Employee's Stock Option Plan authorizing 750,000 shares and 1994 Non-Employee Directors'/Officers' Stock Option Plan authorizing 100,000 shares was approved by the shareholders at the annual meeting held on March 28, 1995.

An aggregate of 517,000 shares and 35,000 shares of common stock of the corporation are reserved for issuance pursuant to the 1994 Stock Option Plan (the "1994 Plan") respectively, which will expire on August 23, 1999.

Both Plans were created to give a proprietary interest in the company to those key employees, present and future Directors/Officers who are not employees but whose performance strongly influences the company's success; to stimulate their efforts on behalf of the stockholders and the company; to retain their services; and to attract to the company other individuals of outstanding ability.

The Plan authorizes the Compensation Committee, composed of Directors ineligible to receive options, to grant options, through August 23, 1999, to eligible employees and non-employees (the D/O) at a purchase price not less than the fair market value at the date of the grant. Options granted under the Plan may be in the form of "Incentive Stock Options", ("ISO's"), or options which do not qualify as ISO's, ("NQSO's"). Grants of options to any one employee which, under the terms of the Plan, first become exercisable in any given calendar year may not be made with respect to stock having a fair market value of more than $100,000.

Upon exercise of the option, the full purchase price is to be paid in cash, except that, if so authorized in advance by the Committee, payment may be made in outstanding shares of Wiltek, Inc. stock, or in a combination of such shares and cash.

The option term may not exceed a period of 10 years. While NQSO's may be exercised in full or in part at any time, ISO's may not be exercised for a period of one year after the date of grant and no employee may exercise in any one calendar year, ISO's exercisable for the first time, with respect to stock having a fair market value of more than $100,000. ISO's terminate unless exercised within three months following termination of employment, except that if the termination is for disability or death the period is one year. NQSO's terminate ten days later than ISO's. Options are non-transferable, except by testamentary disposition or the laws of descent and distribution. Upon the expiration or termination of an option, the shares which were set aside for the exercise of such option again become available for the grant of new options thereon.

STOCK OPTIONS EXERCISED UNDER THE 1994 PLAN

10,000 shares of common stocks were exercised during fiscal year 1995. As of October 31, 1995, 517,000 shares of employees and 35,000 shares of non-employee options were outstanding at an exercise price lower than the fair market value of the stock. No options granted by the Corporation have been repriced during the last completed fiscal year.

                        INDEPENDENT ACCOUNTANTS

Grant Thornton LLP acted as the Corporation's independent accountants in the audit of its books and accounts for the fiscal year which ended October 31, 1995, and has been retained to act as such independent accountants for the current fiscal year ending October 31, 1996. Representatives of Grant Thornton LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

                         SHAREHOLDER PROPOSALS

Proposals of shareholders submitted for consideration at the 1997 Annual Meeting of Shareholders must be received by the Corporation no later than October 18, 1996 in order to be included in the proxy statement and proxy card for that meeting.

                             OTHER MATTERS

As of the date of this Proxy Statement, the management has no knowledge of any other business to be presented to the meeting, but if other business is properly brought before the meeting the persons named in the Proxy will vote according to their discretion.

By Order of the Board of Directors,



               Boris Frenkiel
               Secretary


Dated:  February 13, 1996

                                  WILTEK, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints JAY W. FITZPATRICK and BORIS FRENKIEL, or either one of them, the proxy or proxies of the undersigned with full power of substitution and revocation, to vote and act in his name, place and stead at the Annual Meeting of Shareholders to be held at The Company's headquarters, 542 Westport Avenue, Norwalk, Connecticut, on Thursday, March 28, 1996 at 3:00 PM., and at any adjournments thereof, with such powers as the undersigned would have if he were present thereat.



              (PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE)

/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.


         FOR all nominees       AUTHORITY
          listed at right        WITHHELD        Nominees: Jay W. Fitzpatrick
         (except as marked  as to all nominees             Boris Frenkiel
          to the contrary)                                 Graeme MacLetchie
                                                           F. Spencer Pooley

1. ELECTION
   OF           /  /               /  /
   DIRECTORS

(INSTRUCTIONS: To withhold authority to vote for any individual, write that nominee's name on the line below).

-----------------------------------------------


2. In their discretion to vote upon such other matters which may properly come before the meeting or any adjournment or adjournments thereof.


UNLESS MARKED TO THE CONTRARY, THE PROXIES SHALL BE DEEMED TO HAVE AUTHORITY TO VOTE "FOR" PROPOSAL 1, AND SHALL VOTE UPON ANY OTHER MATTER IN
ACCORDANCE WITH THEIR DISCRETION.



-------------------------------------------- DATE ---------------, 1996
SHAREHOLDER'S SIGNATURE

-------------------------------------------- DATE ---------------, 1996
(SHAREHOLDER'S SIGNATURE IF HELD JOINTLY)

NOTE: Please sign your name or names exactly as set forth above. If signing as attorney, executor, administrator, trustee or guardian or any similar capacity, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer and should bear the corporate seal.